SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             FORM 8 - K - AMENDED

                ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                                 -------------------------

                      BERYLLIUM INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

          UTAH                        0-9577                 87-0294391
(State or other jurisdiction        Commission            (I.R.S. Employer
 of Incorporation                   File Number        Identification Number)
or Organization)

8790 BLUE JAY LANE, SALT LAKE CITY, UTAH               84121
(Address of principal executive offices)              Zip Code

Registrant's telephone number, including area code       (801) 942-0895


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


            On February 3, 1998, the Company's Board of Directors voted to replace the Company's existing independent public accounting firm, Deloitte & Touche, LLP ("Deloitte & Touche") with Jones, Jensen and Company. None of the reports from Deloitte & Touche on the Company's financial statements for each of the three years in the period ended March 31, 1992 contained an adverse opinion or a disclaimer of opinion; however, the reports included an explanatory paragraph referring to the financial condition of this development stage enterprise which raises substantial doubt about its ability to continue as an ongoing concern. Deloitte & Touche performed no audit services for the Company for any periods subsequent to March 31, 1992. The Company had no disagreements with Deloitte & Touche during any of the years ended December 31, 1992 or during the period through February 3, 1998 (date of the replacement) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement, if any such matter had not been resolved to the satisfaction of Deloitte & Touche.


1  Form 8-K as Required by the Securities and Exchange Commission

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BERYLLIUM INTERNATIONAL CORPORATION
                              -----------------------------------
                                         (registrant)



                                                ----------------
                                                Richard D. Moody
                                                President



-----------------------
        (date)


2     Form 8-K as Required by the Securities and Exchange Commission